UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    February 28, 2007


                              POSSIS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


       Minnesota                         0-944                   41-0783184
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


9055 Evergreen Boulevard NW, Minneapolis, MN                    55433-8003
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   763-780-4555


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws

On February 19, 2007, the Company's Board of Directors approved an amendment to
Article III of the Bylaws of the Corporation to allow for the issuance and transfer of uncertificated shares of the Corporation's stock consistent with the Direct Registration System ("DRS") being mandated by the major stock exchanges.

A copy of the Company's amended bylaws is furnished as Exhibit 99.1

Item 9.01       Financial Statements and Exhibits.

(d)Exhibits

        The Company herewith files the following exhibits:

Exhibit
Number          Description of Exhibit
-------         ----------------------------------------------------------------
 99.1           Amended Bylaws, dated February 19, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Possis Medical, Inc.
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 (Registrant)

Date: February 28, 2007


By:     /s/ Irving R. Colacci
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        Irving R. Colacci
        Vice President, Legal Affairs & Human Resources,
        General Counsel and Secretary